EARNINGS PER COMMON SHARE - Computation of Basic and Diluted Earnings Per Share (Detail) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Numerator for basic and diluted earnings per share -income available to common shareholders:
Net income	$ 205,160	$ 155,810	$ 198,075
Denominator for basic earnings per share - weighted average shares	95,034,690	97,363,952	98,305,570
Effect of dilutive securities -
Employee stock awards	862,695	729,146	545,901
Denominator for diluted earnings per share - adjusted weighted average shares	95,897,385	98,093,098	98,851,471
Basic	$ 2.16	$ 1.60	$ 2.01
Diluted	$ 2.14	$ 1.59	$ 2.00